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                                                                EXHIBIT 10(i)(4)

                  NONCOMPETITION AND CONFIDENTIALITY AGREEMENT



     This Noncompetition and Confidentiality Agreement is made as of this 14th day of May, 1997 by and between CB Commercial Real Estate Services Group, Inc., A Delaware Corporation ("CBC"), CBC Acquisition Corporation, a Delaware corporation ("CBC Acquisition"), Koll Real Estate Services, a Delaware corporation ("KRES"), Donald M. Koll ("DMK") and Koll Holding Company, a California corporation ("KHC").


                                    RECITALS



     A. Pursuant to that certain Agreement and Plan of Reorganization dated May, 1997 (the "Merger Agreement") CBC Acquisition has agreed to be merged with KRES and CBC, the parent corporation of CBC Acquisition has agreed to issue to the stockholders of KRES a total of up to 6,214,261 shares of CBC Common Stock.

     B. KHC is the legal holder of 946,037 shares of KRES Common Stock and DMK is the sole trustee and with his spouse the co-beneficiary of the Koll Company Stock Trust which owns 100% of the issued and outstanding shares of The Koll Company ("TKC") which owns 100% of the issued and outstanding stock of KHC with the result that DMK with his spouse, has the sole beneficial interest in the 946,037 shares of KRES Common Stock legally held by KHC subject only to certain options on such shares held by Raymond Wirta (672,000 shares) and William Rothe (100,800 shares) (collectively the "Options") and to a lien held by Safeco Insurance Company of America (the "Safeco Lien").

     C. As part of the merger of CBC Acquisition and KRES KHC as a shareholder of KRES will receive 747,369 shares of CBC Common Stock thereby making DMK, with his spouse the sole beneficiary owner of such shares subject only to the claims of the Options and the Safeco Lien.

     D. KRES, directly and through one or more direct or indirect subsidiaries and affiliates (singularly and collectively the "KRES" Group) is a nationwide and international provider of property (including sales and lease brokerage), facility, asset and investment management and strategic human resources services (collectively, the "Business").
          The definition of "Business" does not include the real estate business presently being conducted by Koll Real Estate Group, The Koll Company, The Koll Construction Company, Koll International and any investment entity in which the KRES Group has an interest which is not in the property, facility, asset or investment management services business.

     E. DMK possesses significant knowledge and information about and expertise in the business which is extremely valuable to competitors of KRES Group and CBC is unwilling to proceed with the Merger unless DMK enters into this

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          Agreement, which is a material inducement to CBC to enter into the
          Merger.

     F. Each of the DMK, CBC, KRES, KHC and CBC Acquisition are sophisticated parties experienced in business transactions of this type, and fully understand

          1. the ramifications of the noncompetition, nonsolicitation and confidentiality provisions of this Agreement and

          2. that the laws of each state with respect to the enforceability of such provisions vary.

     G. To provide CBC with the full value of the goodwill of KRES and the KRES Group, and as a material inducement to CBC to enter into the Merger Agreement DMK is executing and delivering this noncompetition, nonsolicitation and confidentiality agreement.


                                   AGREEMENT



     THEREFORE, in consideration of CBC agreeing to the Merger and to the issuance of shares of its Common Stock in connection therewith, the mutual covenants herein contained and other consideration (the receipt and adequacy of which are hereby acknowledged by DMK), the parties hereby agree as follows:

1.   AGREEMENT NOT TO COMPETE

     a. During the Covenant Period (defined below) DMK shall not directly or indirectly carry on or participate in any business similar to or in competition with the Business as currently conducted or planned to be conducted by the KRES Group (or by any person, corporation, partnership, trust or other organization or entity including CBC deriving title from KRES or the KRES Group to the goodwill of the Business all of whom together are sometimes collectively called the "Protected Entities".) The "Business" as used in this Section 1. means the nationwide and international provision of real estate services including property management (including any related lease brokerage) and, facility, asset and investment management services. The definition of "Business"does not include the real estate business presently being conducted by Koll Real Estate Group, The Koll Company, The Koll Construction Company, Koll International and any investment entity in which KRES directly or indirectly has an interest which is not in the brokerage, property, facility, asset or investment management services business.

     b.   COVENANT AREA.  The parties agree that due to the nature of KMS'
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          Business operations as a real estate service provider throughout all of North America, due to the fact that such services can be performed throughout the world and due to CBC's intention to continue to extend the Business of KRES throughout the world, in order for this Agreement to be meaningful it must restrict DMK from competing with the Business throughout all of North America and the world. Therefore, the parties agree that for the purposes of this Agreement, "Covenant Area" means the following:

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          i.   Each and every county with a population on the date hereof of more than 50,000 in the 48 continental states, Alaska, Hawaii and the District of Columbia;

          ii. Each and every county of each and every state, commonwealth and territory of the United States;

          iii The countries of the United States of America, Canada and Mexico; and

          iv.  Each and every country and territory throughout the world.

     c.   PROHIBITED ACTIVITIES.  The term "directly or indirectly carry on or
          ---------------------
          participate in a business similar to or in competition with the Business as currently conducted or planned to be conducted by the KRES Group" shall include the DMK, directly or indirectly, doing any of the following listed acts:

          i. Whether or not for compensation, directly or indirectly engaging in any such business, or any part thereof, in the Covenant Area or assist any other Person (defined below) in such Person's conduct of the Business, or any part thereof, in the Covenant Area, whether as a director, officer, employee, consultant, adviser, independent contractor or otherwise; or

          ii. Holding legal or beneficial interest in any Person that is engaged in any such business, or any part thereof, in the Covenant Area, whether such interest is as an owner, investor, partner, creditor, joint venturer or otherwise; provided, however, that DMK may acquire and own up to two percent (2%) of the outstanding securities of any corporation which is a publicly traded reporting corporation under the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"); or

          iii. As agent or principal carrying on or engaging in any activities or negotiations with respect to the acquisition or the disposition of any such business; or

          iv. Giving advice to any other Person, firm or association engaging in any such business; or

          v. Lending or allowing his name or reputation to be used in any such business; or

          vi. Soliciting, diverting or attempting to divert from the Protected Entities any business constituting, or any customer of, any part of the Business then conducted by the KRES Group; or

          vii. Allowing his or her skill, knowledge or experience to be used in any such business; provided, however, DMK will not be liable for immaterial violations of Sections 1.c.iii. - viii. if he can sustain the burden of proof that such violation was immaterial, inadvertent and was not intentional.

     d.   NONSOLICITATION.  In addition to the foregoing, DMK shall not during
          ---------------
          the Covenant Period, induce or attempt to induce any Person

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          i.   engaged or employed currently or within the prior 12 months
               (whether part-time or full-time) by the KRES Group (an "Employee"), whether as an officer, employee, consultant, agent, adviser or independent contractor, to leave the employ of or engagement with the KRES Group or to cease providing the services to or on behalf of the KRES Group then provided by such Person, or in any other manner seek to engage or employ any such Person (whether or not for compensation) as an officer, employee, consultant, agent, adviser or independent contractor such that such Person would thereafter be unable to devote his or her full attention to the Business then conducted by the KRES Group, or

          ii. that is then or has been within the prior 12 months a customer with respect to the Business to do business with any other Person or to interfere, in any way, directly or indirectly, with the business relationship between the KRES Group or any such customer. This Section 1.d. will not be violated if Koll Real Estate Group hires an Employee in the ordinary course of its business provided DMK did not encourage or participate in the decision to solicit the Employee for employment by Koll Real Estate Group.

     e.   COVENANT PERIOD.  The term of the covenants contained in Section 1.
          ---------------
          (the "Covenant Period") shall begin at the Effective Time (as defined in the Merger Agreement) and extend to and including March 31, 2000.

2.   NONCOMPETITION CONSIDERATION

     The parties agree that, for the reasons set forth in the Recitals hereto, this Agreement represents a material inducement to CBC to enter into the Merger Agreement and to consummate the transactions contemplated thereby.

3.   OTHER DEFINITIONS

     For the purpose of this Agreement:

     a.   "AFFILIATE" shall mean an affiliate as such term is defined in Rule
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          12b-2 under the Exchange Act.

     b.   "PERSON" means any corporation, partnership, joint venture, trust,
          --------
          sole proprietorship, limited liability company, unincorporated business association, natural person and any other entity that may be treated as a person under applicable law; and

     c.   "CONTROL" has the meaning assigned that term in Rule 12b-2 under the
          ---------
          Exchange Act.

4.   REPRESENTATION AND WARRANTIES

     DMK represents and warrants to, and agrees with, Company and its affiliates that:

     a. DMK has carefully reviewed this Agreement and considered all of its terms, and agrees that its scope, duration and terms are reasonable;

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     b.   The 946,037 shares of KRES Common Stock constitute all of the Common
          Stock of KRES Controlled by DMK (subject to the Options and the Safeco
          Lien).

     c. This Agreement constitutes the legal, valid and binding obligation of DMK enforceable in accordance with its terms.

5.   SCOPE AND REASONABLENESS

     The parties agree that it is not their intention to violate any public policy or statutory or common law. The parties intend that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. The parties intend that the noncompetition covenants contained in Section 1. be construed as a series of separate covenants by DMK, one covenant for each area, or portion thereof, included in the Covenant Period. Accordingly, to the extent that the covenants hereunder shall be adjudicated to be invalid or unenforceable in any one such jurisdiction, this Agreement shall be deemed amended to delete therefrom or reform the portion thus adjudicated to be invalid or unenforceable, such deletion or reformation to apply only with respect to the operation of the particular section or provision of this Agreement in the particular jurisdiction in which such adjudication is made.

6.   INJUNCTIVE RELIEF

     DMK acknowledges that it would be impossible to determine the amount of damages that would result from any breach of any of the provisions of this Agreement and that the remedy at law for any breach, or threatened breach, of any of the provisions of this Agreement would likely be inadequate and, accordingly, agrees that the Protected Entities shall, in addition to any other rights or remedies which they may have, be entitled to seek such equitable and injunctive relief as may be available from any court of competent jurisdiction to restrain DMK from violating injunctive relief, DMK hereby waives the claim or defense that a remedy at law alone is adequate and agrees, to the maximum extent permitted by law, to have each provision of this Agreement specifically enforced against him, without the necessity of posting bond or other security against him, and consents to the entry of injunctive relief against him enjoining or restraining any breach or threatened breach of this Agreement.

7.   PROPRIETARY INFORMATION

     DMK shall for the period beginning with the Merger date and ending March 31, 2000, keep confidential and not communicate or disclose to any Person any proprietary, confidential or non-public information or material concerning the business, affairs, services, customers or employees of or relating to the Business or the business of the Protected Entities (including, without limitation, the identities, location or other information concerning past, present or potential customers of KRES or its subsidiaries' or Affiliates' Business); provided, however, that the
                                             --------  -------
     foregoing obligation of DMK shall not apply to the extent that

     a. DMK is, in the written opinion of legal counsel, required to disclose any of the foregoing pursuant to the provisions of applicable law or

     b. any such information or material becomes generally known and available to the

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          public otherwise than by reason of a disclosure or communications of such information or material by DMK.

8.   COVENANTS INDEPENDENT

     The covenants of DMK hereunder shall be construed as and shall be independent of the covenants, representations, warranties and obligations of CBC under the Merger Agreement or under any agreement or instrument delivered pursuant to the transactions contemplated thereby, and accordingly any default by CBC with respect to any such representation, warranty, covenant or obligation shall not constitute an excuse for DMK failing to perform hereunder.

9.   GOVERNING LAW

     a. The validity of this Agreement, the construction of its terms and the determination of the rights and duties of the parties hereto shall be governed by the laws of the State of California.

     b. The parties agree that should any court find the foregoing clause invalid, the court shall apply the law of the jurisdiction in which it sits.

10.  MISCELLANEOUS

     a.   NOTICES.  All notices required or desired to be given hereunder shall
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          be in writing and signed by the party so giving notice, and shall be effective when personally delivered or deposited in the United States mail, as certified or registered mail, return receipt requested, first class postage and fees prepaid, addressed as set forth below, or when deposited into custody of an established courier guaranteeing overnight delivery. Any party may from time to time change such party's address for giving notice by giving notice thereof in the manner outlined above:

          If to CBC or
          CBC Subsidiary:     CB Commercial Real Estate Services Group, Inc.
                              533 S. Fremont Avenue
                              Los Angeles, California  90071-1798
                              Attention:  Walter V. Stafford
                              Facsimile:  (213) 613-3015

          If to DMK or KHC:   Donald M. Koll
                              The Koll Company
                              4343 Von Karman Avenue
                              Newport Beach, California  92660
                              Facsimile:  (714) 250-4344

     b.   ENFORCEMENT.  Should any party hereto retain counsel for the purpose
          -----------
          of enforcing, or preventing the breach of, any provision hereof, including, but not limited to, by instituting any action or proceeding in court to enforce any provision hereof or to enjoin a breach of any provision hereof, or for a declaration of such party's rights or obligations hereunder, or for any other judicial remedy, then the prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, attorneys' fees

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          (including costs of appeal).

     c.   SUCCESSORS AND ASSIGNS.  This Agreement shall inure to the benefit of
          ----------------------
          CBC, CBC Acquisition and their respective successors and assigns. DMK's obligations hereunder are non-assignable.

     d.   NO WAIVER; AMENDMENT.  The failure by a Protected Entity to enforce
          --------------------
          any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is in writing and signed by the waiving party, and, in the case of any corporation, approved by its Board of Directors, or in the case of a partnership, approved by the Board of Directors of its corporate general partner. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof. This Agreement can be amended only by a written agreement executed by each party hereto.

     e.   GENDER.  All pronouns and any variations thereof shall be deemed to
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          refer to the masculine, feminine, neuter, singular or plural as the identity of the person, persons, entity or entities may require.

     f.   DEFINITIONS; HEADINGS.  A term defined in any part of this Agreement
          ---------------------
          shall have the defined meaning wherever such term is used herein. The headings contained in this Agreement are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Agreement.

     g.   NO CONSTRUCTION AGAINST ANY PARTY.  This Agreement was reviewed by
          ---------------------------------
          legal counsel for all of the parties. This Agreement is the product of informed negotiations among the parties and if any part of this Agreement is deemed to be unclear or ambiguous, it shall be construed as if it were drafted jointly by all parties. Each party acknowledges that no party was in a superior bargaining position regarding the substantive terms of this Agreement.

     h.   ENTIRE AGREEMENT.  This Agreement contains the sole and entire
          ----------------
          agreement and understanding of the parties with respect to the entire subject matter hereof and thereof and any and all prior discussions, negotiations commitments, letters of intent, memoranda, writings and understandings related hereto are hereby and thereby superseded.

     i.   EFFECTIVENESS.  This Agreement shall become effective upon the
          -------------
          "Effective Time" under the Merger Agreement.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.

By:
   -------------------------------------------
Its:
    ------------------------------------------

CBC ACQUISITION CORPORATION

By:
   -------------------------------------------
Its:
    ------------------------------------------

KOLL REAL ESTATE SERVICES

By:
   -------------------------------------------
Its:
    ------------------------------------------

KOLL HOLDING COMPANY

By:
   -------------------------------------------
Its:
    ------------------------------------------

DONALD M. KOLL

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